UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2016

AROWANA INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36813	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Level 11, 153 Walker Street

North Sydney, NSW 2060

Australia

(Address of principal executive offices)

+612-8083-9800

(Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

AROWANA INC. (“ARWA”) HAS MADE AND INTENDS TO CONTINUE TO MAKE PRESENTATIONS TO CERTAIN OF ITS SHAREHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ARWA’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “BUSINESS COMBINATION”) WITH VIVOPOWER INTERNATIONAL PLC (“VIVOPOWER”), AS DESCRIBED IN ARWA’S CURRENT REPORTS ON FORM 8-K FILED ON AUGUST 16, 2016 AND OCTOBER 18, 2016 AND IN VIVOPOWER’S REGISTRATION STATEMENT ON FORM S-4 INITIALLY FILED ON AUGUST 24, 2016, AS AMENDED (FILE NO. 333-213297) (THE “REGISTRATION STATEMENT”). THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ARWA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MAY 2015, IS ASSISTING ARWA IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF APPROXIMATELY US$3,300,000 IF THE BUSINESS COMBINATION IS SUCCESSFULLY CONSUMMATED. ARWA, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETINGS OF ARWA SHAREHOLDERS AND WARRANTHOLDERS TO BE HELD IN CONNECTION WITH THE BUSINESS COMBINATION.

SHAREHOLDERS AND WARRANTHOLDERS OF ARWA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH VIVOPOWER’S ISSUANCE OF SECURITIES AND ARWA’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETINGS OF SHAREHOLDERS AND WARRANTHOLDERS, AS WELL AS THE REGISTRATION STATEMENT OF WHICH THE PROXY STATEMENT/PROSPECTUS FORMS A PART AND ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ARWA’S IPO FINAL PROSPECTUS, DATED MAY 1, 2015, AND ARWA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2016, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ARWA OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS AND WARRANTHOLDERS OF ARWA AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: MORROW SODALI, 470 WEST AVENUE, STAMFORD CT 06902, (800) 662-5200, ARWA.INFO@MORROWCO.COM. THESE DOCUMENTS, ONCE AVAILABLE, AND ARWA’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ARWA or VIVOPOWER, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. vivopower’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ARWA’S and vivopower’s expectations with respect to future performance, anticipated financial impacts of the TRANSACTIONS DESCRIBED HEREIN; approval of the transactions by security holders; the satisfaction of the closing conditions to the transactions; and the timing of the completion of the transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; natural disasters; changing interpretations of INTERNATIONAL FINANCIAL REPORTING STANDARDS; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which VIVOPOWER is engaged; fluctuations in customer demand; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the TRANSACTIONS do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in ARWA’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning ARWA AND VIVOPOWER, the transactions DESCRIBED HEREIN or other matters and attributable to ARWA AND VIVOPOWER or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither ARWA NOR VIVOPOWER undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

THIS COMMUNICATION IS ONLY BEING DISTRIBUTED TO, AND IS ONLY DIRECTED AT (I) PERSONS WHO ARE OUTSIDE THE UNITED KINGDOM; OR (II) PERSONS HAVING PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS WHO FALL WITHIN THE DEFINITION OF "INVESTMENT PROFESSIONALS" IN ARTICLE 19(5) OF THE UK FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005; OR (III) HIGH NET WORTH BODIES CORPORATE, UNINCORPORATED ASSOCIATIONS AND PARTNERSHIPS AND TRUSTEES OF HIGH VALUE TRUSTS AS DESCRIBED IN ARTICLE 49(2) OF THE UK FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (ALL SUCH PERSONS IN (I) TO (III) ABOVE BEING REFERRED TO AS "RELEVANT PERSONS"). THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE BUSINESS COMBINATION ARE ONLY AVAILABLE TO, AND ANY INVITATION, OFFER OR AGREEMENT TO SUBSCRIBE, PURCHASE OR OTHERWISE ACQUIRE SUCH SECURITIES WILL BE ENGAGED IN ONLY WITH RELEVANT PERSONS, AND ANY PERSON WHO IS NOT A RELEVANT PERSON SHOULD NOT RELY ON OR ACT UPON THIS COMMUNICATION.

Item 8.01	Other Events.

As previously disclosed, Arowana Inc. (“ARWA”) has scheduled an extraordinary general meeting of shareholders of ARWA to be held at 11:00 a.m., Eastern Time, on November 3, 2016, at the offices of Graubard Miller, ARWA’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174. At the extraordinary general meeting, the shareholders of ARWA will be asked to consider and vote upon, among other things, a proposal to amend (the “Extension Amendment”) ARWA’s amended and restated memorandum and articles of association to extend the date by which ARWA has to consummate its initial business combination (the “Extension”) with VivoPower International PLC (“VivoPower”) to January 9, 2017 (the “Extended Date”).

ARWA’s insiders have agreed that if the Extension Amendment is approved, they or their affiliates will contribute to ARWA as a loan (each loan being referred to herein as a “Contribution”) $0.025 for each public share that is not converted in connection with the shareholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by ARWA to complete its initial business combination from November 6, 2016 (the original date by which ARWA was required to complete its initial business combination) until the Extended Date. Accordingly, if ARWA takes until the Extended Date to complete its initial business combination with VivoPower, which would represent two 30-day periods and one 4-day period from November 6, 2016 through the Extended Date, ARWA's insiders would make aggregate Contributions of approximately $441,600 (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with ARWA’s initial public offering at the beginning of such 30-day period (or portion thereof). Accordingly, if the Extension Amendment and related matters are approved and the Extension is completed and ARWA takes the full time through the Extended Date to complete the initial business combination with VivoPower, the conversion amount per share at the meeting for such business combination or ARWA’s subsequent liquidation will be approximately $10.253 per share, in comparison to the current conversion amount of $10.20 per share. The ARWA insiders will not make any Contribution unless the Extension Amendment and related matters are approved and the Extension is completed. The Contribution(s) will not bear any interest and will be repayable by ARWA to the ARWA insiders or their affiliates upon consummation of ARWA’s initial business combination. The loans will be forgiven if ARWA’s initial business combination is not completed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2016

AROWANA INC.

By:	/s/ Kevin T. Chin
Name: Kevin T. Chin
Title: Chief Executive Officer

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